                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): July 24, 2006

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     0-22055                  11-3223672
----------------------------- --------------------------- ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


                   2 CORBETT WAY, EATONTOWN, NEW JERSEY 07724
          (Address of principal executive offices, including Zip Code)

                                 (732) 440-1992
              (Registrant's telephone number,including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS


         On July 24, 2006, Mr. Galuppo issued a newsletter on the Company's website (www.amedia.com). The newsletter addresses several of the Company's recent developments and prospects. A copy of the newsletter has been filed as
Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K is shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM  9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

                   EXHIBIT
                   NUMBER         DESCRIPTION
                   ------         -----------
                   99.1           Newsletter, dated July 24, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 27, 2006
                                        /s/ Frank Galuppo
                                        -----------------
                                        Frank Galuppo
                                        President and Chief Executive Officer